Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

BP PACE II LLC 1620 26th Street, Suite 6000N Santa Monica, California 90404

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by BP PACE II LLC (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of commercial PACE assets in conjunction with the proposed offering of Cleanfund Commercial PACE 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 10, 2018, representatives of the Company provided us with a computer-generated commercial PACE asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business March 31, 2018, with respect to 83 commercial PACE assets (the “Assets”).

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Assets relating to the commercial PACE asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics

1.         Asset number (for informational purposes only)

2.         Municipality

3.         State

4.         County

5.         Contract term

6.         Settlement date

7.         Coupon rate

8.         Total financed amount

9.         Payment amount

10.       Payment frequency (annual, semi-annual, quarterly)

11.       First payment date*

12.       Last scheduled payment date*

13.       Current outstanding balance

14.       Property address

15.       Property zip code

16.       Property type

17.       Property value date

18.       Property value source

19.       Property value

20.       Assessment loan-to-value ratio (at origination)

21.       Mortgage loan-to-value ratio (at origination)

22.       Combined loan-to-value ratio (at origination)

23.       Interest accrual method

24.       Prepayment penalty description

25.       PACE bond coupon**

26.       PACE bond original balance**

27.       PACE bond current balance**

28.       PACE bond maturity date**

*	For Assets with a current outstanding balance greater than zero (as set forth on the Original Assessment Documentation or CEDA Current Balance Query, as applicable) only.
**	For Assets without a “legal bond name” of “NAP” indicated on the Data File only.

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We compared Characteristics 2. through 12. to the corresponding information set forth on or derived from the Notice of Assessment, Confirmation and Amendment of Benefit Assessment Lien and Payment Schedule, Assessment Financing Contract, Assessment Contract or any appendices or amendments thereto (collectively, the “Original Assessment Documentation”).

With respect to Characteristic 13., for Assets (i) indicated as identified as “CEDA Assets” on the Data File, we compared the current outstanding balance to the corresponding information set forth on a query provided to us by the Company on May 3, 2018, from the Company’s servicing system (the “CEDA Current Balance Query”) and (ii) not indicated as identified as “CEDA Assets” on the Data File, we compared the current outstanding balance to the corresponding information set forth on or derived from Original Assessment Documentation.

We compared Characteristics 14. through 18. to the corresponding information set forth on the Appraisal or other related correspondence (collectively, the “Appraisal”) or the “Credit Memo.”

Using methodologies provided to us by representatives of the Company, we compared Characteristic 19. to the corresponding information set forth on or derived from the Appraisal or Credit Memo.

With respect to Characteristic 20., we recomputed the assessment loan-to-value ratio (at origination) for Assets that were (i) indicated as “CEFIA 1” or “CEFIA 2” on the Data File as the quotient of (a) the product of (x) total financed amount (as set forth on or derived from the Original Assessment Documentation) and (y) 80% and (b) the property value (as set forth on or derived from the Appraisal or Credit Memo) and (ii) not indicated as “CEFIA 1” or “CEFIA 2” on the Data File as the quotient of (a) the total financed amount (as set forth on or derived from the Original Assessment Documentation) and (b) the property value (as set forth on or derived from the Appraisal or Credit Memo). We compared the results of such recalculations to the corresponding assessment loan-to-value ratio (at origination) set forth on the Data File.

With respect to Characteristic 21., we recomputed mortgage loan-to-value ratio (at origination) as the quotient of the (i) mortgage balance (as set forth on the “Mortgage Statement” or Credit Memo) and (ii) property value (as set forth on or derived from the Appraisal or Credit Memo).  We compared the results of such recalculations to the corresponding mortgage loan-to-value ratio (at origination) set forth on the Data File.

With respect to Characteristic 22., we recomputed the combined loan-to-value ratio (at origination) as the sum of the (i) assessment loan-to-value ratio (at origination) (as determined above) and (ii) mortgage loan-to-value ratio (at origination) (as determined above). We compared the results of such recalculation to the corresponding combined loan-to-value ratio (at origination) set forth on the Data File.

We compared Characteristics 23. and 24. to the corresponding information set forth on or derived from the Original Assessment Documentation or the “Bond Indenture.”

We compared Characteristics 25. through 28. to the corresponding information set forth on or derived from the Bond Indenture.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 6., for the Asset indicated in Appendix A, we observed a difference with respect to the settlement date set forth on the Data File when compared to the settlement date set forth on the Original Assessment Documentation. For this Asset, we were instructed to perform an additional procedure and compare the settlement date set forth on the Data File to the corresponding information set forth on the “Depository Closing Certificate.” Such comparison was found to be in agreement.

•	with respect to our comparison of Characteristics 11. and 12., for the Assets with a state indicated as Colorado (as set forth on the Original Assessment Documentation), differences of 90 days or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 20. through 22., differences of 0.01% or less are deemed to be “in agreement.”

The commercial PACE asset documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above mentioned Asset Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Assets underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 23, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 23, 2018.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Asset:

Asset
36

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.